UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

OXYGEN BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

2-31909
(Commission File No.)

Delaware	26-2593535
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

2530 Meridian Parkway, 3rd Floor, Durham, North Carolina 27713

(Address of principal executive offices)

(714) 427-6363

(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the discussion and information presented in this report contain forward-looking statements that involve risks and uncertainties. Oxygen Biotherapeutics’ actual results could differ materially from those presented in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected problems and delays in product development, unexpected problems and delays in obtaining regulatory approvals, failure of third parties to meet funding commitments, inability to form agreements and strategic relationships that can facilitate development objectives, and other factors discussed in Oxygen Biotherapeutics’ Annual Report on Form 10-K for the year ended April 30, 2008 and subsequent filings made with the Securities and Exchange Commission. Oxygen Biotherapeutics cannot guarantee future results, levels of performance or achievements. Moreover, neither Oxygen Biotherapeutics nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Oxygen Biotherapeutics is under no obligation to update any of the forward-looking statements after the filing of this report to conform such statements to actual results or changes in expectations.

Item 1.01	Entry into a material Definitive Agreement

See the discussion below under “Item 3.02 – Unregistered Sales of Equity Securities,” which is incorporated herein.

Item 3.02	Unregistered Sales of Equity Securities

On June 8, 2009, Oxygen Biotherapeutics, Inc. (“OBI”), entered into a securities purchase agreement with Vatea Fund, Segregated Portfolio, an investment fund formed under the laws of the Cayman Islands (the “Financing Transaction”). Under the terms of the agreement, Vatea Fund has agreed to purchase on July 10, 2009, 20 million shares of OBI restricted common stock at a price of $0.25 per share, or a total of $5 million. Furthermore, the agreement establishes milestones for the achievement of product development and regulatory targets and other objectives, after which Vatea Fund is required to purchase additional shares of common stock at a price of $0.25 per share. The milestones and their target dates are listed in the following table:

Milestone No.	Milestone Description	Target Date

1	Pursuant to the application for Orphan Medicinal Product Designation filed by the Company with the US FDA or its European, Swiss, or Israeli equivalents, Oxycyte is designated an orphan drug for the indication of traumatic brain injury by such agency	31-09-09
2	Written license with unaffiliated party for distribution of cosmetic product that provides for license fee payments totaling US$500,000 within three months of contract date, exclusive of royalties	31-12-09
3	OTC New Drug or device Application for cream/ointment to treat acne or rosacea or skin cut/abrasion is approved by US FDA (“OTC Product”)	28-02-10
4	Written license with unaffiliated party for distribution of OTC Product that provides for license fee payments totaling US$500,000 within three months of contract date, exclusive of royalties	28-02-10
5	Clinical trial for Oxycyte in traumatic brain injury approved by the US FDA	31-03-11
6	Written license with unaffiliated party for distribution of Oxycyte that provides for license fee payments totaling US$1,000,000 within three months of contract date, exclusive of royalties.	30-09-10
7	Battlefield exception for sale and use of Oxycyte issued by any of the US armed forces, NATO, or the Israel Defense Forces	30-06-11
8	Common stock of Company listed on any of the AMEX, NYSE or Nasdaq markets	30-06-10

Target dates are the estimated dates by which the corresponding milestone will be accomplished. If a milestone is not achieved by its corresponding target date, then the date is automatically extended for three months. Thereafter, if a milestone is not achieved by its extended target date, OBI and Vatea Fund shall negotiate in good faith agreement on a new target date for the milestone, but if no agreement is reached within 30 days Vatea Fund has no obligation to purchase any shares with respect to that milestone should it subsequently be achieved. The obligation of Vatea Fund to purchase any additional shares upon achieving milestones ends for any milestones not achieved by September 30, 2011. The foregoing table should not be construed as any assurance by OBI that the listed milestones will be achieved or achieved within the time periods indicated.

The number of shares Vatea Fund is required to purchase depends on whether OBI is able to acquire and cancel outstanding warrants to purchase common stock of OBI (see the discussion below under “Item 8.01 Other Events” for information on OBI’s proposed exchange offer). If less than 60 million outstanding warrants are acquired by OBI and canceled, Vatea Fund is obligated to purchase 40 million additional shares for $10 million, but if more than 60 million warrants are acquired and canceled, Vatea Fund will purchase 60 million additional shares for $15 million. Including the initial investment in July 2009 and assuming all milestones are achieved in a timely manner, the Financing Transaction provides for a minimum of 60 million shares being sold for $15 million and a maximum of 80 million shares for $20 million. The number of shares issued is subject to adjustment for stock dividends, stock splits, reverse stock splits, and similar transactions. The following table shows the total minimum and maximum number of shares to be purchased by Vatea Fund for milestones achieved after the initial sale of 20 million shares and gross proceeds payable to OBI for each milestone:

	Minimum – 40,000,000 Additional Shares		Maximum – 60,000,000 Additional Shares
Milestone No.	Shares	Proceeds	Shares	Proceeds
1*	1,200,000	$300,000	1,800,000	$450,000
2*	1,600,000	$400,000	2,400,000	$600,000
3*	1,600,000	$400,000	2,400,000	$600,000
4*	1,600,000	$400,000	2,400,000	$600,000
5	4,000,000	$1,000,000	6,000,000	$1,500,000
6	10,000,000	$2,500,000	15,000,000	$3,750,000
7	10,000,000	$2,500,000	15,000,000	$3,750,000
8	10,000,000	$2,500,000	15,000,000	$3,750,000

*       If milestone no. 1 is not achieved by its extended target date, that milestone is dropped and the number of shares issuable for that milestone and related gross proceeds will be reallocated in equal portions to milestone nos.’ 2, 3, and 4.

After Vatea Fund purchases 40 million shares for $10 million, including the initial sale of shares in July 2009, OBI agreed to elect to the board of directors a person nominated by Vatea Fund.

Vatea Fund was introduced to OBI through the efforts of two consultants in Europe. For its services, OBI has agreed to pay one of the consultants

●	Cash in amount equal to 10% of the payment paid at each closing in the Financing Transaction where the sum of the payment paid for our shares at that closing and the payments for all shares sold in closings prior to that closing, but subsequent to the last closing with respect to which a cash fee was paid to the consultant, equals or exceeds US$5,000,000; and

●	Shares of OBI restricted common stock in an amount equal to 5% of the shares issued at each closing, rounded to the nearest whole share, which (assuming all milestones are achieved on time) is a minimum of 3 million common shares and a maximum of 4 million shares.

We agreed to pay the other consultant in cash at each closing in the Financing Transaction an amount equal to 1.5% of the payment for shares at each closing.

The shares will be issued to Vatea Fund and the consultant in reliance on the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder based on their representations that they are “accredited investors” as defined in Rule 501 of Regulation D. The shares of OBI common stock issued in the Financing Transaction will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01	Other Information

Warrant Offer

On June 8, 2009, OBI commenced a limited offering to approximately 77 persons who hold outstanding warrants to purchase approximately 120,431,920 common shares of OBI to exchange the warrants for cash and restricted common stock of OBI. There is no minimum total number of warrants that must be offered for exchange. All offers for exchange must be delivered to OBI on or before July 9, 2009. OBI does not expect that it will accept for exchange more than approximately 80 million warrants due to budgetary constraints. Nevertheless, OBI reserves the right to accept and exchange all warrants offered, even if more than 80 million.

The offer is made to the holders of the following outstanding warrants:

●	Warrants to purchase 60,167,845 shares of common stock at an exercise price of $0.247 per share (the “Class I Warrants”);

●	Warrants to purchase 57,997,409 shares of common stock at an exercise price of $0.245 per share (the “Class II Warrants”); and

●	Warrants to purchase 2,266,666 shares of common stock at an exercise price of $0.47 per share (the “Class III Warrants”).

The Class I Warrants, Class II Warrants, and Class III Warrants are collectively referred to as the “Warrants.”We are offering to exchange for the Warrants, subject to certain conditions:

●	Cash in the amount of $0.04 and one-half (½) share of common stock for each Class I Warrant;

●	Cash in the amount of $0.04 and one-half (½) share of common stock for each Class II Warrant; and

●	Cash in the amount of $0.001 and one-quarter (¼) share of common stock for each Class III Warrant.

Warrants properly offered for exchange will be accepted first for all of the Class I Warrants, second for Class II Warrants, and third for Class III Warrants up to the maximum number of Warrants OBI elects to exchange. If the number of Class II or Class III Warrants in a particular class properly offered for exchange exceeds the total number of Warrants OBI elects to exchange after taking into account the Warrants of each class accepted for exchange under the foregoing order of priority, the number of Warrants in that class properly offered for exchange will be accepted on a prorata basis with respect to the holders of that class.

As a negotiated element of the Financing Transaction described above under “Item 3.02 Unregistered Sales of Equity Securities,” OBI agreed that any holder who exchanges Warrants pursuant to the offer would, by making the exchange, agree to an option given to Vatea Fund and OBI to purchase the shares of common stock issued to the holder in the exchange for a period of two years commencing July 10, 2009. Under the terms of the option, a holder who proposes to make any sale of the shares is required to give written notice to Vatea Fund and OBI that the holder intends to make a sale and the number of shares to be sold. If Vatea Fund wishes to purchase a portion or all of the shares listed in the notice, it must so notify the holder and OBI no later than the end of the third trading day following the date notice of the proposed sale is given to Vatea Fund and OBI. If Vatea Fund elects to purchase, the holder must deliver to OBI the certificate for the shares to be purchased, duly endorsed for transfer to Vatea Fund. Upon receipt of the certificate in proper form, OBI will notify Vatea Fund, which will then send to the selling holder payment for the shares at a price per share equal to the closing price for OBI common stock on the trading day immediately preceding the day the holder gives notice of sale to Vatea Fund and OBI. If Vatea Fund does not elect to purchase all or any portion of the shares listed in the holder’s sale notice, then OBI has the option of purchasing the shares not purchased by Vatea Fund at the same price, which OBI can exercise by notifying the selling holder no later than the end of the fifth trading day following the date notice of the proposed sale is given to Vatea Fund and

OBI. If neither Vatea Fund nor OBI elects to purchase any portion of the shares listed in the holder’s sale notice, the holder is free to sell the shares during the 40-day period following the date notice of the proposed sale is given to Vatea Fund and OBI. If the holder does not sell the shares within that time period, then the option given to Vatea Fund and OBI is reinstated and the shares cannot be sold until first offered to Vatea Fund and OBI as described above.

The shares of OBI common stock issued in the exchange will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Other Recent Matters

In April 2009, OBI filed an application with the United States Food and Drug Administration (FDA) to obtain orphan drug designation for Oxycyte for the treatment of patients with severe, closed-head traumatic brain injury (TBI). If granted, orphan drug status would entitle Oxycyte to seven years of marketing exclusivity for the orphan TBI indication after FDA approval. The orphan drug designation in cases of severe, closed-head TBI would be in addition to Oxycyte use in treating other injuries and conditions.

In May 2009, OBI filed a Cosmetic Product Ingredient Statement (CPIS) with the FDA for Dermacyte™ Gel, its new Oxycyte-based cosmetic product. The gel is an oxygen-rich formulation of Oxycyte, which OBI believes will promote skin health and other desirable cosmetic benefits when applied to the skin. A CPIS is a voluntary registration with the FDA recommended for a cosmetic product’s proposed commercial introduction. We are now evaluating the market opportunities for this product, so we have not entered into any agreements for the manufacture and marketing of Dermacyte.

In March 2009, OBI reached a development and commercial supply agreement with Hospira Worldwide, Inc., to participate in advancement and manufacture clinical-grade Oxycyte. During the development phase of the agreement, which is expected to last at least through the end of 2009, Hospira will provide services in connection with establishing Oxycyte commercial production formulation, manufacturing processes, testing protocols, validation procedures, and regulatory approvals for commercial production. For these services, OBI will pay to Hospira a total of $876,000 upon achieving specified milestones in the development phase. Following successful completion of the development phase, OBI has agreed to purchase all of its requirements for commercial distribution of Oxycyte from Hospira at prices to be negotiated by the parties for an initial term of seven years, which is automatically renewed at the end of the initial and each renewal term for an additional two years, unless terminated after the initial term by either party on not less than 36 months advance notice. Hospira will formulate, fill, finish and label Oxycyte in accordance with good manufacturing practice standards required by applicable regulations for the production of drugs. OBI believes Hospira will have sufficient manufacturing capacity to supply the amount of Oxycyte OBI may need for commercial distribution in the foreseeable future.

On February 23, 2009, OBI and Virginia Commonwealth University (VCU) signed a memorandum of understanding (MOU) to establish a federal defense appropriation-funded joint venture focusing on developing new treatments for military battlefield injuries. The joint venture intends to establish an entity to be known as the Purple Heart Injury Laboratories (PHIL) in Richmond, VA, as jointly managed and operated research laboratories focusing on healing battlefield injuries with new therapies and concepts. This facility will be a segment of Virginia Commonwealth University Reanimation Engineering Shock Center (VCURES). The initial $15 million funding for the joint venture will be sought through an appropriation request in the 2009/2010 federal defense budget.

In February 2009, OBI engaged PFC Pharma Focus AG, a Swiss contract research organization (CRO) to supervise a proposed Phase II Oxycyte dose escalation clinical trial in Switzerland for TBI. OBI has initiated the filing process for the clinical trial protocol in Switzerland with the relevant cantonal ethic committees and Swissmedic.

In May 2009, OBI signed a limited purpose cooperative research and development agreement (LP-CRADA) for equipment/material transfer (from non-NAVY provider to NAVY recipient) with the Naval Medical Research Center and Walter Reed Army Institute of Research for an IND to use Oxycyte in Decompression sickness.

Item 9.01	Financial Statement and Exhibits

Pursuant to Item 601 of Regulation S-K, OBI is filing with this report as Exhibit 10.1 the Securities Purchase Agreement (including exhibits) between OBI and Vatea Fund, Segregated Portfolio, dated June 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYGEN BIOTHERAPEUTICS, INC.

Date: June 8, 2009	By:	/s/ Chris J. Stern
Chris J. Stern, Chief Executive Officer